EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 23, 1998

                          BATTLE MOUNTAIN GOLD COMPANY
               (Exact name of registrant as specified in charter)

        Nevada                   1-9666                76-0151431
    (State or other            (Commission           (IRS Employer
     jurisdiction              File Number)        Identification No.)
   of incorporation)

 333 Clay Street, 42nd
         Floor
    Houston, Texas                                       77002
(Address, of principal                                 (Zip Code)
  executive offices)

      Registrant's telephone number, including area code: (713) 650-6400

                                 Not applicable
          (former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

      5.1 Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release dated April 23, 1998.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      c)    Exhibits.

           99.1 Press Release issued by Battle Mountain Gold Company dated April 23, 1998.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 27, 1998                 BATTLE MOUNTAIN GOLD COMPANY
                                   (Registrant)



                                    By:
                                    Name:  Ian D. Bayer
                                    Title: President and Chief Executive Officer